UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

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Micronet Enertec Technologies, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MICRONET ENERTEC TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On October 26, 2015

You are hereby notified that the annual meeting of stockholders of Micronet Enertec Technologies, Inc. (the "Company"), will be held on the 26th day of October 2015 at 5:00 p.m., local time, at our offices at 27 Hametzuda St., Azur, Israel 58001, for the following purposes:

1.      To elect five directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified;

2.      To amend the Company's 2012 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder from 750,000 to 1,000,000;

3.      To ratify the selection of Ziv Haft, a BDO Member firm, as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2015; and

4.      To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend the annual meeting. If your shares are registered in your name, please bring the admission ticket attached to your proxy card.  If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement, that confirms that you are the beneficial owner of those shares. If you do not have either an admission ticket or proof that you own shares of the Company, you will not be admitted to the meeting. We intend to mail this proxy statement and the accompanying proxy card on or about September 15, 2015 to all stockholders of record that are entitled to vote.

The Board of Directors has fixed the close of business on September 9, 2015 as the record date for the meeting. Only stockholders on the record date are entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

Your vote is important regardless of the number of shares you own. The Company requests that you complete, sign, date and return the enclosed proxy card without delay in the enclosed postage-paid return envelope, even if you now plan to attend the annual meeting. You may revoke your proxy at any time prior to its exercise by delivering written notice or another duly executed proxy bearing a later date to the Secretary of the Company, or by attending the annual meeting and voting in person.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

Stockholders may access all of the proxy materials (the proxy statement, proxy card and 2014 annual report to stockholders) on our website at http://micronet-enertec.com/IR-SEC%20Filings.asp.

  IMPORTANT:  If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares.  Please contact the person responsible for your account and give instructions for a proxy to be completed for your shares.

By order of the Board of Directors,

Eyal Leibovitz, Chief Financial Officer and Secretary

September 10, 2015

IMPORTANT: In order to secure a quorum and to avoid the expense of additional proxy solicitation, please either vote by internet or sign, date and return your proxy promptly in the enclosed envelope even if you plan to attend the meeting personally. Your cooperation is greatly appreciated.

MICRONET ENERTEC TECHNOLOGIES, INC.
27 Hametzuda St.
Azur, Israel 58001

PROXY STATEMENT

INTRODUCTION

This proxy statement and the accompanying proxy are made available by Micronet Enertec Technologies, Inc. (the "Company"), to the holders of record of the Company’s outstanding shares of Common Stock, $0.001 par value per share, (the "Common Stock"), commencing on or about September 9, 2015. The accompanying proxy is being solicited by the Board of Directors of the Company (the "Board"), for use at the annual meeting of stockholders of the Company (the "Meeting"), to be held on the 26th day of October 2015 at 5:00 p.m. local time, at our offices, 27 Hametzuda St., Azur, Israel 58001 and at any adjournment or postponement thereof. The cost of solicitation of proxies will be borne by the Company. The Company may engage a broker or similar person to assist in the solicitation of proxies and provide related advice and informational support for a service fee, plus customary disbursements. Directors, officers and employees of the Company may also assist in the solicitation of proxies by mail, telephone, telefax, in person or otherwise, without additional compensation. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the owners of stock held in their names and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials.

The Board has fixed September 9, 2015 as the record date for the Meeting (the "Record Date"). Only stockholders of record on the Record Date are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. On September 9, 2015, there were issued and outstanding 5,865,221 shares of Common Stock. Each share of Common Stock is entitled to one vote per share.

The Company’s Bylaws, as amended, provide that a quorum shall consist of the holders of at least a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy at the Meeting. If such quorum shall not be present or represented, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the Meeting, without notice other than announcement at the Meeting, until a quorum shall be present or represented. Abstentions may be specified on all proposals other than with respect to the election of directors. Abstentions will be counted as present for purposes of determining a quorum and will be counted as not voting on the proposal in question. Submitted proxies which are left blank will also be counted as present for purposes of determining a quorum, but are not counted for purposes of determining whether a proposal has been approved in matters where the proxy does not confer the authority to vote on such proposal, and thus have no effect on its outcome.

The Company's Bylaws, as amended, provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the five candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

In all matters, other than the election of directors, the affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall be sufficient for the approval of the proposals in this proxy statement and any other business which may properly be brought before the Meeting or any adjournment or postponement thereof.

All shares of Common Stock represented in person or by valid proxies received by the Company prior to the date of, or at, the Meeting, and not revoked, will be voted as specified in the proxies or voting instructions.  Votes that are left blank will be voted as recommended by the Board. With regard to other matters that may properly come before the Meeting, votes will be cast at the discretion of the proxies.

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes.  We believe that all proposals in this proxy statement are non-routine proposals, except Proposal No. 3 with respect to the ratification of the selection of the independent registered public accounting firm, which is a routine matter; therefore, your broker, bank or other agent will not be entitled to vote on any of these proposals at the Meeting without your instructions. Broker non-votes will be counted towards the quorum requirement. Other than for the purpose of establishing a quorum, as discussed above, broker non-votes will not be counted as entitled to be voted and will therefore not affect the outcome of the matters to be voted thereon.

Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Secretary, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

IMPORTANT:  If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares.  Please contact the person responsible for your account and give instructions for a proxy to be completed for your shares.

Our website address is included several times in this proxy statement as a textual reference only and the information in our website is not incorporated by reference into this proxy statement.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

At the Meeting, five directors are to be elected, which number shall constitute our entire Board, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Pursuant to our Bylaws, as amended, directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the five candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

Unless otherwise specified in the proxy, it is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby for the election as directors, each of the nominees whose names and biographies appear below. All of the nominees whose names and biographies appear below are presently our directors. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board.  The Board has no reason to believe that the nominees named will be unable to serve if elected.  Each nominee has consented to being named in this proxy statement and to serve if elected.

Principal Employment and Experience of Director Nominees

The following information is furnished with respect to the persons nominated for election as directors. All of these nominees are current members of our Board:

Name	Age	Present Principal Employer and Prior Business Experience

David Lucatz	58
Mr. Lucatz was elected to our Board and appointed as our President and Chief Executive Officer in May 2010 and as a director of Micronet Ltd., our 62.86% owned subsidiary ("Micronet"), in September 2012. Since May 2010, Mr. Lucatz has been serving as the President of Enertec Systems 2001 Ltd, our wholly-owned subsidiary ("Enertec"). Since 2006, he has been the Chairman of the Board, President and Chief Executive Officer of DL Capital Ltd ("DLC"), a boutique investment holding company based in Israel specializing in investment banking, deal structuring, business development and public/private fund raising with a strong focus in the defense and homeland security markets. From 2001 until 2006, he was part of the controlling shareholder group and served as a Deputy President and Chief Financial Officer of I.T.L. Optronics Ltd., a publicly-traded company listed on the Tel Aviv Stock Exchange engaged in the development, production and marketing of advanced electronic systems and solutions for the defense and security industries. From 1998 to 2001, he was the Chief Executive Officer of Talipalast, a leading manufacturer of plastic products. Previously, Mr. Lucatz was an executive vice president of Securitas, a public finance investments group. Mr. Lucatz holds a B.Sc. in Agriculture Economics and Management from the Hebrew University of Jerusalem and a M.Sc. in Industrial and Systems Engineering from Ohio State University.

We believe that Mr. Lucatz’s experience over the last 25 years in management, operations, finance and business development in corporate turnaround, roll-up and M&A situations, as well as his experience in the electronics defense and homeland security sectors, make him suitable to serve as a director of the Company.

Professor Chezy Ofir*	63
Professor Ofir has served on our Board since April 2013. He was appointed as a director of Micronet in September 2012. Professor Ofir has over 20 years of experience in business consulting and corporate management. During this period, Professor Ofir has served as a member of the boards of directors of a large number of companies in various sectors. Professor Ofir has been a director and Chairman of the Financial Reporting Committee of Makhteshim Agam, a leading manufacturer and distributor of crop protection products, has served as a director and member of all board committees of I.T.L. Optronics Ltd., a publicly-traded company listed on the Tel Aviv Stock Exchange engaged in the development, production and marketing of advanced electronic systems and solutions for the defense and security industries, and as a member of the board of directors, Chairman of the Audit Committee and member of all board committees of Shufersal, the largest food and non-food retail chain in Israel. He served as a member of the Executive Export Trade and Marketing Committee of the Industry and Trade Ministry where he evaluated company programs and formulated and recommended funding to the committee. Professor Ofir has been a faculty member at the Hebrew University for more than 20 years. Professor Ofir founded an Executive MBA program for CEOs, which is the first and only program of its kind in Israel. Additionally, Professor Ofir has been the Chairman of the Marketing Department at the Hebrew University Business School for fifteen years. Professor Ofir has been invited as a lecturer or research partner to many top universities, including Stanford University, University of California Berkeley, New York University and Georgetown University. Professor Ofir’s publications have been covered in media and leading international business magazines and papers, including The Financial Times, MIT Sloan Management Review and Stanford Business. Professor Ofir holds a B.Sc. and M.Sc. in Engineering and doctorate and master’s degrees in Business Administration from Columbia University.

We believe that Professor Ofir’s extensive experience in consulting companies on strategic processes, international business development, business and marketing strategy, establishing control systems, products and new product strategies and pricing strategy, makes him suitable to serve as a director of the Company.

Jeffrey P. Bialos*	59
Mr. Bialos has served on our Board  since April 2013. Mr. Bialos has over 30 years of experience in a broad range of domestic and international legal, governmental and public policy positions. He served as Deputy Under Secretary of Defense for Industrial Affairs from January 1999 through December 2001 and in senior positions at the State and Commerce Department during the Clinton Administration and served on Defense Science Board task forces from June 1996 through June 1997. He also was appointed to the Secure Virginia Panel, Virginia’s homeland security board, by two Virginia Governors.  Mr. Bialos also  spent considerable time in private legal practice in Washington, D.C. with two large national law firms (currently, Sutherland, Asbill & Brennan LLP where he has been a partner since 2002 and, previously, Weil, Gotshal & Manges from January 1990 through June 1996). He has represented a wide range of domestic and foreign firms (including large multinational corporations and leading defense and aerospace firms), foreign governments, development institutions such as the European Bank for Reconstruction and Development and the International Finance Corporation, private equity funds, public-private partnerships and other entities, in a diverse range of corporate and commercial, adjudicatory, regulatory, policy and interdisciplinary matters. He has considerable experience in Europe, the Middle East and Asia. Mr. Bialos holds a J.D. from the University of Chicago Law School, a M.P.P. from the Kennedy School of Government at Harvard University and an A.B. from Cornell University.  He is a member of the New York Council on Foreign Relations.

We believe that Mr. Bialos' broad and intimate familiarity with the aerospace, defense, information technology, space and homeland security industries, as well as the depth and breadth of his professional experience as a practicing lawyer and former government official, make him suitable to serve as a director of the Company.

Jacob Berman*	66
Mr. Berman has served on our Board since April 2013. Mr. Berman has extensive experience in the finance, banking, and real estate industries. Since 2002, Mr. Berman has been advising corporate clients and high net worth individuals in the entry and financing of credit and real estate related transactions as President of JB Advisors, Inc. His previous experience includes acting as President of Thor Funding, LLC, an arm of Thor Equities, from 2004 to 2005, where he was responsible for business development and investor relations. Prior to his role with Thor Funding, LLC, and most notably, Mr. Berman founded and presided at Commercial Bank of New York, a bank which he grew from 12 employees and $15 million in capital to a NASDAQ listed company with 14 branches in Manhattan alone, 350 employees and $2.3 billion in total client assets. From 2008 to 2010, Mr. Berman also served as President of GoldCrest Funding, a financial services firm that specializes in trade financing, factoring and asset-based lending. Mr. Berman holds an MBA from the University of Chicago and a BA in Economics and Accounting from Queens College.

We believe that Mr. Berman's significant experience in the finance and banking industry, as well as his dual U.S. and Israeli citizenship, make him suitable to serve as a director of the Company.

Miki Balin*	44
Mr. Balin has served on our Board since April 2013. Mr. Balin has been the Chief Executive Officer and founder of Targetingedge Ltd., a subsidiary of TLVmedia Ltd since 2013. Prior to Targetingedge he founded WinBuyer in 2006 and Conversion Methods in 2004, which developed products for e-retailers. Mr. Balin has devoted much of his career to managing marketing-related ventures. Prior to establishing Conversion Methods and WinBuyer, he founded Balin, Adatto & Cohen, a leading healthcare consulting and advertising firm in Israel. He also managed a family-owned food distribution company, and served as general manager of the Rina Shinfeld Ballet Theatre, where he still serves as a director. In 2011, WinBuyer was awarded the “Best Product at eCommerce Expo” for its product Winbuyer 2.0.

We believe that Mr. Balins' experience as a business and marketing executive makes him suitable to serve as a director of the Company.

*
The Board has determined that this director or nominee is “independent” as defined by the rules of the Securities and Exchange Commission, or SEC, and NASDAQ Stock Market, or NASDAQ rules and regulations. None of the independent directors has any relationship with us besides serving on our Board.

Required Vote

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Our Bylaws, as amended, provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the five candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality. Broker non-votes will not impact the outcome of the vote on this proposal but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the election of each of the director nominees named above.

PROPOSAL NO. 2 – APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2012 STOCK INCENTIVE PLAN

Our 2012 Stock Incentive Plan (the "2012 Incentive Plan") was initially adopted by the Board on November 26, 2012,  amended in 2013 and 2014 and approved by our stockholders on September 30, 2014. Under the 2012 Incentive Plan up to 750,000 shares of our Common Stock (subject to adjustment in the event of a stock split, stock dividend, recapitalization or other similar events) are currently authorized to be issued pursuant to options awards granted thereunder, 746,000 shares of which have been issued or have been allocated to be issued as of September 10, 2015 and 4,000 shares remain available for future issuance as of September 10, 2015.

Our ability to grant equity awards is a necessary and powerful tool for recruitment and retention of valuable directors, officers, employees, consultants and advisors. We have strived to use our equity plan resources effectively and maintain an appropriate balance between stockholder interests and the ability to attract, retain and reward directors, officers, employees, consultants and advisors who are vital to our long-term success. However, we believe there are insufficient shares remaining under our 2012 Incentive Plan to meet our current and projected needs, absent the expiration or cancellation of currently outstanding equity awards. Accordingly, on May 13, 2015, our Board unanimously approved an amendment to the 2012 Incentive Plan, subject to stockholder approval, under which the maximum number of shares of Common Stock authorized to be issued under the 2012 Incentive Plan is increased by 250,000 shares, from 750,000 shares to 1,000,000 shares. We are requesting stockholder approval of the amendment to the 2012 Incentive Plan with an increased aggregate share limit so that we can continue to utilize the 2012 Incentive Plan as an effective tool to attract, retain and motivate high-quality directors, officers, employees, consultants and advisors, especially in light of the increased growth of our business activities. If this proposal is approved, we intend to continue to consider and provide equity incentives to existing directors, officers, employees, consultants and advisors as well as to certain newly-hired officers, directors, employees, consultants and advisors. If this proposal is approved, we expect to have sufficient shares available under the 2012 Incentive Plan for the next 24 months. Our Board believes the ability to grant stock options and other equity awards provides us with a powerful and necessary mechanism to attract and retain directors, officers, employees and other valuable consultants and advisors, especially in light of our limited cash resources.

The full text of the 2012 Incentive Plan, as proposed to be amended, is set forth in Exhibit A to this proxy statement.

Summary of the 2012 Incentive Plan

The material features of the 2012 Incentive Plan are described below. This summary does not purport to be a complete description of all of the provisions of the 2012 Incentive Plan, and is qualified in its entirety by reference to the full text of the 2012 Incentive Plan.

Purpose of the Plan

The 2012 Incentive Plan is intended as an incentive to retain directors, officers, employees, consultants and advisors to the Company, persons of training, experience and ability, to attract new employees, directors, consultants and advisors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company, by granting to such persons options to purchase shares of the Company’s Common Stock.

Options granted under the 2012 Incentive Plan to Israeli residents shall be granted pursuant to the Israeli Income Tax Ordinance (New Version), 1961, as amended, including the Law Amending the Income Tax Ordinance (Number 132), 2002 (the “Ordinance”)  and any regulations, rules or orders or procedures promulgated thereunder.

Administration of the Plan

The Board may appoint and maintain as administrator of the 2012 Incentive Plan a Committee (the “Committee”) consisting of two or more directors who are, to the extent required under applicable law, “Non-Employee Directors” and “Outside Directors”, which shall serve at the pleasure of the Board.  If the Committee is appointed, the Committee, shall have full power and authority to designate recipients of options, to determine the terms and conditions of respective option agreements (which need not be identical), including the vesting schedule of the options, which may be performance based, to interpret the provisions and supervise the administration of the 2012 Incentive Plan, to accelerate the right to exercise, in whole or in part, any previously granted option, to grant new options in exchange for existing options, to determine whether an award has been earned (if performance requirements must be satisfied) and to make technical amendments to the 2012 Incentive Plan.  The Committee may also amend the terms of any option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any optionee without the optionee’s consent.

Subject to the provisions of the 2012 Incentive Plan, the Committee shall interpret the plan and all options granted thereunder, shall make such rules as it deems necessary for the proper administration of the 2012 Incentive Plan, shall make all other determinations necessary or advisable for the administration of the 2012 Incentive Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the 2012 Incentive Plan or in any options granted thereunder in the manner and to the extent that the Committee deems desirable to carry into effect the 2012 Incentive Plan or any options.

Subject to the Company’s certificate of incorporation, as amended, and bylaws, as amended, the act or determination of a majority of the members of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if such decision had been made by the Committee at a meeting duly called and held.  Subject to the provisions of the 2012 Incentive Plan, any action taken or determination made by the Committee shall be conclusive on all parties.

Scope of the Plan

               The total number of shares of stock reserved and available for grant and issuance pursuant to the 2012 Stock Incentive will be 1,000,000, all of which can be incentive stock options within the meaning of Section 422 of the United States Internal Revenue Code of 1986 ("Incentive Options"). In addition, if shares of stock are subject to an award that terminates without such shares of stock being issued, then such shares of stock will again be available for grant and issuance under this plan.  Should any option expire or be canceled prior to its exercise in full or should the number of shares of stock to be delivered upon the exercise in full of an option be reduced for any reason, the shares of stock theretofore subject to such option may be subject to future options under the 2012 Incentive Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the United States Internal Revenue Code of 1986 (the "Code").

                In the event of any merger, reorganization, consolidation, recapitalization, stock  dividend, or other change in corporate structure affecting the stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the 2012 Incentive Plan and in the number and option price of shares subject to outstanding options granted thereunder, to the end that after such event each optionee’s proportionate interest shall be maintained as immediately before the occurrence of such event. The adjustments described above will be made only to the extent consistent with continued qualification of the option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code (in the case of grantees potentially subject to Section 409A of the Code).

Eligibility

The persons eligible for participation in the 2012 Incentive Plan as recipients of options shall include employees, officers and directors of, and, subject to their meeting the eligibility requirements to participate in an  “employee benefit plan” as defined in Rule 405 promulgated under the Securities Act of 1933, as amended, consultants and advisors to, the Company.

In selecting optionees, and in determining the number of shares to be covered by each option granted to optionees, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by the optionee or the optionee’s relationship to the Company, the optionee’s degree of responsibility for and contribution to the growth and success of the Company, the optionee’s length of service, promotions and potential.  An optionee who has been granted an option hereunder may be granted an additional Option or Options, if the Committee shall so determine.

Terms and Conditions of Options

Option Price

The exercise price of each share of stock purchasable under the options shall be determined by the Committee at the time of grant, subject to the conditions set forth in the immediately following sentence.  The exercise price of each share of stock purchasable under an Incentive Option shall not be less than 100% of the Fair Market Value (as defined below) of such share of stock on the trading day immediately preceding the date the Incentive Option is granted; provided, however, that with respect to an optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price per share of stock shall be at least 110% of the Fair Market Value per share of stock on the trading day immediately preceding the date of grant. The exercise price of each share of stock purchasable under any option other than an Incentive Option shall not be less than 100% of the Fair Market Value of such share of stock on the trading day immediately preceding the date the option is granted; provided, however, and notwithstanding any future amendment to the minimum exercise price of a Nonqualified Option, that if an option granted to the Company’s principal executive officer or to any of the Company’s other three most highly compensated officers (other than the principal executive officer and the principal financial officer) is intended to qualify as performance-based compensation under Section 162(m) of the Code, the exercise price of such option shall not be less than 100% of the Fair  Market  Value of such share of stock on the trading day immediately preceding the date the option is granted. The exercise price for each option shall be subject to adjustment as provided in the 2012 Incentive Plan.  In no event shall the exercise price of a share of stock be less than the minimum price permitted under the applicable rules and policies of any national securities exchange on which the shares of stock are listed.

“Fair Market Value” means the closing  price of publicly  traded  shares of stock on the principal securities exchange, including the Nasdaq Stock Market, on which shares of stock are listed (if the shares of stock are so listed), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.

Option Term

The term of each option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such option is granted and in the case of an Incentive Option granted to an optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

Exercisability

Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant and subject to all applicable laws and regulations.

Non-Transferability of Options

Unless determined otherwise by the Committee, awards granted under the 2012 Incentive Plan generally are not transferable other than by will or by the laws of descent or distribution, and all rights with respect to an award granted to a participant generally will be available during a participant’s lifetime only to the participant.

Change In Control

Upon the occurrence of a Change in Control (as defined in the 2012 Incentive Plan), the Committee may accelerate the vesting and exercisability of outstanding options, in whole or in part, as determined by the Committee in its sole discretion.  In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding option shall terminate within a specified number of days after notice to the optionee thereunder, and each such optionee shall receive, with respect to each share of Company stock subject to such option, an amount equal to the excess of the Fair Market Value of such shares upon to such Change in Control over the exercise price per share of such option;  such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

Amendment, Suspensions and Termination of the Plan

The Board may amend or terminate the 2012 Incentive Plan at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including, without limitation, NASDAQ Listing Rules. No amendment or termination of the 2012 Incentive Plan will impair the rights of any participant without the participant’s consent, unless required by applicable law, legislation, regulation or rule. Under Section 422(b)(2) of the Code, no incentive stock option may be granted under the 2012 Incentive Plan more than ten years from the date the 2012 Incentive Plan was amended and restated or the date such amendment and restatement was approved by our stockholders, whichever is earlier.

Federal Tax Aspects

The following summarizes the U.S. federal income tax consequences that generally will arise with respect to awards granted under the 2012 Incentive Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. This summary assumes that all awards granted under the 2012 Incentive Plan are exempt from, or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below. This discussion is not intended to be a complete discussion of all of the federal income tax consequences of the 2012 Incentive Plan or of all of the requirements that must be met in order to qualify for the tax treatment described herein. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed herein may be applicable, depending upon the personal circumstances of individual holders of securities, each participant should consider his personal situation and consult with his own tax advisor with respect to the specific tax consequences applicable to him. No information is provided as to state tax laws.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under "Nonstatutory Stock Options." The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then, if sold at a profit, all of the profit will be long-term capital gain or, if sold at a loss, all of the loss will be long-term capital loss. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and the participant will have ordinary income equal to the difference between the exercise price and the fair market value of the underlying stock at the time the option was exercised. Depending on the circumstances of the disqualifying disposition, the participant may then be able to report any difference between the fair market value of the underlying stock at the time of exercise and the disposition price as gain or loss, as the case may be.

Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Outstanding Equity Awards

As of December 31, 2014, 746,000 options were issued to our directors and employees under the 2012 Incentive Plan, as described below. In addition, 130,000 options were issued under our 2014 Stock Incentive Plan to Eyal Leibovitz, our Chief Financial Officer.

Name	Position	Dollar Value ($)(1)	Option Awards No.
David Lucatz	Chairman, President and Chief Executive Officer	318,742	250,000

Shai Lustgarten	Former Executive VP of Business Development And CEO of Micronet	357,137	300,000
Tali Dinar	Former Chief Financial Officer and Secretary	101,997	80,000

Directors		103,540	40,000

Other employees		96,897	76,000

(1)	The fair value recognized for such option awards was determined based on Black & Scholes option model as of the grant date in accordance with Accounting Standards Codification Topic 718.

Required Vote

The affirmative vote of the holders of a majority of the votes present in person or represented by proxy is required for the amendment of the 2012 Incentive Plan. Broker non-votes will not impact the outcome of the vote on this proposal but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the proposal to amend the 2012 Stock Incentive Plan.

PROPOSAL NO. 3 – RATIFICATION OF THE SELECTION OF ZIV HAFT, A BDO MEMBER FIRM, AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

Our audit committee of our Board, or the Audit Committee, has selected Ziv Haft, a BDO Member Firm, as our independent registered public accounting firm, or the Independent Auditors, for the current fiscal year, subject to ratification by our stockholders at the Meeting. We do not expect to have a representative of the Independent Auditors attending the Meeting.

Neither our by-laws, our other governing documents, nor other law requires stockholder ratification of the selection of the Independent Auditors as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of the Independent Auditors to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain the Independent Auditors. Even if the selection is ratified, the Audit Committee in its discretion may decide to appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Required Vote

The affirmative vote of the holders of a majority of the votes present in person or represented by proxy is required for the ratification of the selection of the independent registered public accounting firm. Broker non-votes will not impact the outcome of the vote on this proposal but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote “FOR” the ratification of the selection of Ziv Haft, a BDO Member Firm, as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2015.

CORPORATE GOVERNANCE

Committees and Meetings of Our Board of Directors

The Board held four  meetings during Fiscal 2014. Throughout this period, each member of our Board who was a director in Fiscal 2014 attended or participated in at least 75% of the aggregate of the total number of meetings of our Board held during the period for which such person has served as a director, and the total number of meetings held by all committees of our Board on which each the director served during the periods such director served. Our Board has three standing committees: the Compensation Committee, the Audit Committee and the Corporate Governance/ Nominating Committee.

Compensation Committee. The members of our Compensation Committee are Professor Chezy Ofir, Jacob Berman and Miki Balin. Mr. Jacob Berman is the Chairman of the Compensation Committee and our Board has determined that all of the members of the Compensation Committee are "independent" as defined by the rules of the SEC and NASDAQ rules and regulations. The Compensation Committee operates under a written charter that is posted on our website at http://micronet-enertec.com.

 The primary responsibilities of our Compensation Committee include:

•	Reviewing and recommending to our Board of the annual base compensation, the annual incentive bonus, equity compensation, employment agreements and any other benefits of our executive officers;

•
Administering our equity based plans and exercising all rights authority and functions of the Board under all of the Company’s equity compensation plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder; and

•	Annually reviewing and making recommendations to our Board with respect to the compensation policy for such other officers as directed by our Board.

The Compensation Committee meets, as often as it deems necessary, without the presence of any executive officer whose compensation it is then approving. The majority of the members of the Compensation Committee constitutes a quorum and is empowered to act on behalf of the Compensation Committee.  The Compensation Committee may delegate any authority granted to it with respect to officer compensation to the Chair or any other member of the Compensation Committee in its sole discretion. Neither the Compensation Committee nor the Company engaged or received advice from any compensation consultant during 2014.

Our Compensation Committee held one meeting during 2014.

Audit Committee.  The members of our Audit Committee are Professor Chezy Ofir, Jacob Berman and Miki Balin. Jacob Berman is the Chairman of the Audit Committee, and our Board has determined that Jacob Berman is an "Audit Committee financial expert" and that all members of the Audit Committee are "independent" as defined by the rules of the SEC and the NASDAQ rules and regulations. The Audit Committee operates under a written charter that is posted on our website at http://micronet-enertec.com

The primary responsibilities of our Audit Committee include:

•	Appointing, compensating and retaining our registered independent public accounting firm;

•	Overseeing the work performed by any outside accounting firm;

•
Assisting the Board in fulfilling its responsibilities by reviewing: (i) the financial reports provided by us to the SEC, our stockholders or to the general public, and (ii) our internal financial and accounting controls; and

•	Recommending, establishing and monitoring procedures designed to improve the quality and reliability of the disclosure of our financial condition and results of operations.

Our Audit Committee held four meetings during 2014.

Corporate Governance/Nominating Committee.  The members of our Corporate Governance/Nominating Committee are Mr. Jeffrey P. Bialos and Mr. Jacob Berman. Mr. Jacob Berman is the Chairman of the Corporate Governance/Nominating Committee and our Board has determined that all of the members of the Corporate Governance/Nominating Committee are "independent" as defined by the rules of the SEC and NASDAQ rules and regulations. The Corporate Governance/Nominating Committee operates under a written charter that is posted on our website at http://micronet-enertec.com

The primary responsibilities of our Corporate Governance/Nominating Committee include:

•
Assisting the Board in, among other things, effecting Board organization, membership and function including identifying qualified Board nominees; effecting the organization, membership and function of Board committees including composition and recommendation of qualified candidates; establishment of and subsequent periodic evaluation of successor planning for the chief executive officer and other executive officers; development and evaluation of criteria for Board membership such as overall qualifications, term limits, age limits and independence; and oversight of compliance with applicable corporate governance guidelines; and

•	Identifying and evaluating the qualifications of all candidates for nomination for election as directors.

Potential nominees will be identified by the Board based on the criteria, skills and qualifications that will be recognized by the Corporate Governance/Nominating Committee. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, our Corporate Governance/Nominating Committee will apply criteria including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. No particular criteria will be a prerequisite or will be assigned a specific weight, nor do we have a diversity policy.  We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will result in a well-rounded board of directors and allow the Board to fulfill its responsibilities.

The Company has never received communications from stockholders recommending individuals to any of our independent directors. Therefore, we do not yet have a policy with regard to the consideration of any director candidates recommended by stockholders. In 2014, we did not pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential nominees for our Board. We have not received any recommendations from stockholders for Board nominees. All of the nominees for election at the Meeting are current members of our Board.

Board Leadership Structure.  Our leadership structure includes the combined positions of Chairman of the Board, President and Chief Executive Officer. The Company believes this structure is appropriate for a company of our size and complexity because the Chairman, President and Chief Executive Officer (a) is most familiar with the Company’s business and industry, (b) possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company, and is thus best positioned to develop agendas to ensure the Board’s time and attention are focused on matters which are critical to the Company, and (c) conveys a clear, cohesive message to our stockholders, employees and industry partners.

Mr. David Lucatz serves as our Chairman of the Board, President and Chief Executive Officer. In his position as Chairman of the Board, Mr. Lucatz is responsible for setting the agenda and priorities of the Board. As Chief Executive Officer, Mr. Lucatz leads our day-to-day business operations and is accountable directly to the full Board. As Chief Executive Officer, Mr. Lucatz has day-to-day responsibility, together with Mr. Eyal Leibovitz, our Chief Financial Officer, for our management operations and for general oversight of our business and the various management teams that are responsible for our day-to-day operations. We believe that this structure provides an efficient and effective leadership model for the Company.

Because the Chairman of the Board is also the President and Chief Executive Officer, the Board has designated an independent director to serve as the lead independent director to enhance the Board’s ability to fulfill its responsibilities independently. The Board appointed Jacob Berman as lead independent director. The lead independent director serves as the liaison between the Chairman and the independent directors.

We believe that the combined role of Chairman and Chief Executive Officer, together with an empowered lead independent director, is the optimal Board structure to provide independent oversight and hold management accountable while ensuring that our Company’s strategic plans are pursued to optimize long-term shareholder value.

Risk Oversight.  The Board, including the Audit Committee and Compensation Committee, periodically reviews and assesses the significant risks to the Company. Our management is responsible for the Company's risk management process and the day-to-day supervision and mitigation of risks. These risks include strategic, operational, competitive, financial, legal and regulatory risks. Our Board leadership structure, together with the frequent interaction between our directors and management, assists in this effort. Communication between our Board and management regarding long-term strategic planning and short-term operational practices include matters of material risk inherent in our business.

The Board plays an active role, as a whole and at the committee level in overseeing management of the Company’s risks. Each of our Board committees is focused on specific risks within their areas of responsibility, but the Board believes that the overall enterprise risk management process is more properly overseen by all of the members of the Board. The Audit Committee is responsible for overseeing the management of financial and accounting risks. The Compensation Committee is responsible for overseeing the management of risks relating to executive compensation plans and arrangements. While each committee is responsible for the evaluation and management of such risks, the entire Board is regularly informed through committee reports. The Board incorporates the insight provided by these reports into its overall risk management analysis.

The Board administers its risk oversight responsibilities through the Chief Executive Officer and the Chief Financial Officer, who, together with management representatives of the relevant functional areas review and assess the operations of the Company as well as operating management’s identification, assessment and mitigation of the material risks affecting our operations.

Code of Ethics. We have adopted a Code of Business Conduct and Ethics that applies to our directors, executive and financial officers and all of our employees. The Code of Business Conduct and Ethics is publicly available on our website at http://micronet-enertec.com  and we will provide, at no charge, persons with a written copy upon written request made to us.

COMMUNICATING WITH OUR BOARD OF DIRECTORS

Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate.  Mr. Jacob Berman, one of our independent directors and the Chairman of our Audit Committee, with the assistance of our outside counsel, is primarily responsible for monitoring communications from our stockholders and for providing copies or summaries to the other directors as he considers appropriate. Communications are forwarded to all directors if they relate to substantive matters and include suggestions or comments that Mr. Berman considers to be important for the directors to know.  In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our Board should address such communications to: Micronet Enertec Technologies, Inc., c/o Eyal Leibovitz , Chief Financial Officer, at the address on the first page of this proxy statement.

ATTENDANCE AT SPECIAL AND ANNUAL STOCKHOLDER MEETINGS

We encourage our directors to attend our special and annual stockholders meetings. Mr. David Lucatz, our Chairman of the Board, President and Chief Executive Officer attended our last annual stockholder meeting.

EXECUTIVE COMPENSATION

The following information is furnished for the years ended December 31, 2014 and December 31, 2013 for our named executive officers. Our named executive officers for fiscal 2014 are those three individuals listed in the "Summary Compensation Table" below.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary (1)	Bonus (2)	Stock Based Awards (3)	All Other Compensation (4)	Total
David Lucatz (5)	2013	$390,789	$-	-	$12,410	$403,199
Chief Executive Officer and President	2014	$421,471	$142,033	$123,955	$9,606	$697,065
Tali Dinar	2013	$134,613	-	-	$65,368	$199,981
Former Chief Financial Officer	2014	$168,190	-	$39,666	$42,036	$249,892
Shai Lustgarten	2013	$89,083	-	-	$12,067	$101,150
Former Executive Vice President of Business Development, Chief Executive Officer of Micronet	2014	$107,461	$23,816	$79,331	$15,476	$226,084

(1)	Salary paid partly in NIS and partly in U.S. dollars. The amounts are converted according to the average foreign exchange rate U.S. dollar/NIS for 2014 and 2013, respectively.
(2)	Represents discretionary bonus in connection with the performance and achievements of the Company.
(3)
The fair value recognized for such option awards was determined as of the grant date in accordance with Accounting for Stock Compensation (ASC) Topic 718. Assumptions used in the calculations for these amounts are included in Note 14 to our consolidated financial statements for the year ended December 31, 2014 included in our Annual Report on Form 10-K for the year ended December 31, 2014.

(4)
Includes the following: pay-out of unused vacation days, personal use of company car (including tax gross-up), personal use of company cell phone, contributions to manager’s insurance (retirement and severance components), contributions to advanced study fund, recreational allowance, premiums for disability insurance and contributions to pension plan. In addition, Ms. Dinar is entitled to receive director compensation from Micronet  as a member of the board of directors of Micronet,  pursuant to the Israeli Companies Law regulations (compensation and expenses reimbursement for independent directors). In 2014, Ms. Dinar’s compensation and expenses reimbursement  serving as a director of Micronet amounted to a total of $15,264.

(5)
In November 2012, entities controlled by Mr. Lucatz reached agreements with each of Micronet and the Company, for the provision of management and consulting services to Micronet and the Company, respectively. On November 7, 2012, the board of directors and the Audit Committee of the board of directors of Micronet approved the entry into a management and consulting services agreement with DLC, pursuant to which, effective November 1, 2012 Mr. Lucatz agreed to devote 60% of his time to Micronet matters for the three year term of the agreement and Micronet agreed to pay the entities controlled by Mr. Lucatz management fees of NIS 65,000 (approximately $18,172) on a monthly basis, and cover other monthly expenses. Such agreement was further subject to the approval of Micronet’s stockholders, which was obtained at a special meeting held on January 30, 2013 for that purpose and went into effect following its execution on February 8, 2013. On November 26, 2012, DLC entered into a 36-month management and consulting services agreement with the Company, effective November 1, 2012, which provides that we (via any of our directly or indirectly fully owned subsidiaries) will pay the entities controlled by Mr. Lucatz: (1) management fees of $13,333 on a monthly basis, and cover other monthly expenses, (2) an annual bonus of 3% of the amount by which the annual earnings before interest, tax, depreciation and amortization, or EBITDA, for such year exceeds the average annual EBITDA for 2011 and 2010, and (3) a one-time bonus of 0.5% of the purchase price of any acquisition or capital raising transaction, excluding only a specified 2013 public equity offering, completed by us during the term of the agreement.

Employment Agreements

None of our employees is subject to a collective bargaining agreement.

On August 12, 2013, Ms. Dinar entered into an employment agreement with the Company, pursuant to which, Ms. Dinar (i) will receive monthly compensation, comprising base salary and customary Israeli pension and social benefits, of approximately 45,000 NIS (approximately $14,000), (ii) shall be entitled to a monthly automobile and telephone allowance of approximately 13,000 NIS (approximately $3,600; and (iii) shall be entitled to receive bonuses and stock options as shall be determined by the Board in consultation with the our Chief Executive Officer. Ms. Dinar may be deemed an at-will employee, as this employment agreement is not limited to certain duration. The agreement is terminable by either party by providing the other party with 90 days prior written notice. Upon termination, Ms. Dinar will be entitled to her base salary through the date of termination and to all amounts deposited in her favor in pension funds, including payments made for severance unless such rights are denied as a matter of applicable law. However, if Ms. Dinar is terminated due to her committing a crime bearing moral turpitude or for causing the Company substantial harm resulting from a material breach of her duties to the Company, Ms. Dinar will not be entitled to receive any prior written notice, and severance may be denied. The agreement also contains customary confidentiality, non-competition and non-solicitation provisions.

On November 7, 2012, Ms. Dinar entered into an employment agreement with Micronet whereby she shall devote 80% of her time to Micronet. Ms. Dinar’s monthly base salary is currently 25,600 NIS (approximately $6,400). Ms. Dinar may be deemed to be an at-will employee, since her agreement does not specify a term of employment; however, we may terminate the agreement at any time by providing Ms. Dinar with 90 days prior notice and Ms. Dinar may terminate the agreement at any time by providing us with 90 days prior notice. Upon termination, Ms. Dinar will be entitled to her base salary through the date of termination and to all amounts deposited in her favor in pension funds, including payments made for severance pay unless such rights are denied as a matter of applicable law. However, if Ms. Dinar is terminated due to her committing a crime bearing moral turpitude or causing us substantial harm resulting from a material breach of her duties to us, Ms. Dinar will not be entitled to receive any prior notice, prior notice payment, in lieu thereof in connection with a termination initiated by Micronet, and severance pay may be denied. The agreement also contains customary confidentiality, non-competition and non-solicitation provisions.

On November 17, 2013, Mr. Lustgarten entered into an employment agreement with the Company pursuant to which, Mr. Lustgarten: (i) received a monthly salary reflecting a company cost of 54,000 NIS (approximately $15,300); (ii) was entitled to a car and phone monthly allowance of 12,500 NIS (approximately $3,500); (iii) was entitled to receive bonuses and options as might have been determined by the Board in consultation with the Company’s Chief Executive Officer; and (iv) was entitled to customary Israeli pension funds and social benefits. The Employment Agreement was not limited to a certain duration. The agreement was terminable by either party at any time by providing a 90 days’ prior written notice to the other party. The agreement contained customary confidentiality, non-competition and non-solicitation provisions. On July 1, 2014, the Company and Mr. Lustgarten agreed to terminate his office and employment with the Company, effective immediately. Mr. Lustgarten was then appointed by the Board of Directors of Micronet as the Chief Executive Officer of Micronet, effective July 1, 2014.

On May 13, 2015, Mr. Eyal Leibovitz entered into an Employment Agreement with the Company pursuant to which Mr. Leibovitz: (i) will receive a monthly company cost of 65,000 NIS (approximately US$17,000 currently); (ii) shall be entitled to a car and phone; (iii) shall be entitled to receive bonuses and options as shall be determined by the Board in consultation with the Company’s Chief Executive Officer; and (iv) shall be entitled to customary Israeli pension funds and other social benefits. The Employment Agreement is not limited to a certain duration. The Employment Agreement is terminable by either party at any time by providing 90 days’ prior written notice. The Employment Agreement also contains customary confidentiality, non-competition and non-solicitation provisions.

Securities Authorized For Issuance Under Equity Compensation Plans

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	850,000	4.30	219,000
Equity compensation plans not approved by security holders	250,000	0	0
Total	1,100,000	4.30	219,000

Pursuant to our 2012 Stock Incentive Plan, as amended, our Board is authorized to award stock options to purchase shares of Common Stock to our officers, directors, employees and certain others, up to a total of 750,000 shares of Common Stock, subject to adjustment in the event of a stock split, stock dividend, recapitalization or similar capital change. Stockholders will experience dilution in the event that shares of Common Stock are issued pursuant to the 2012 Stock Incentive Plan or any warrants that may be outstanding.

On March 30, 2015, our Board amended the 2012 Stock Incentive Plan and increased the number of shares of Common Stock available for issuance thereunder from 750,000 to 1,000,000. This amendment is subject to the approval of our stockholders, as described above.

In addition to the 2012 Stock Incentive Plan, on July 17, 2014, our Board adopted the 2014 Stock Incentive Plan pursuant to which our Board is authorized to issue stock options, restricted stock and other awards to officers, directors, employees, consultants and other service providers. The Board has reserved 100,000 shares of our Common Stock for issuance pursuant to awards that may be made pursuant to the 2014 Stock Incentive Plan. The 2014 Stock Incentive Plan was approved by our stockholders on September 30, 2014.

COMPENSATION OF DIRECTORS

Director Compensation Table for Fiscal 2014

The following table provides information regarding compensation earned by, awarded or paid to each person for serving as a director who is not an executive officer during Fiscal 2014:

Director Compensation

Name(1)		Fees earned ($)(4)	Option Awards ($)(2)(3)	All Other Compensation ($)(5)	Total ($)
Chezy Ofir	2014	$12,000	$6,847	2,483	$21,330
Jeffrey P. Bialos	2014	$12,000	$6,847	400	$19,247
Jacob Berman	2014	$12,000	$6,847	2,992	$21,839
Miki Balin	2014	$12,000	$6,847	1,100	$19,947

(1)           Mr. Lucatz, who serves as our Chairman, Chief Executive Officer and President, is not included in this table because he receives no compensation for his services as a director. The compensation received by Mr. Lucatz is as shown above in the Summary Compensation Table.

(2)           The fair value recognized for such option awards was determined as of the grant date in accordance with Accounting for Stock Compensation (ASC) Topic 718. Assumptions used in the calculations for these amounts are included in Note 14 to our consolidated financial statements for the year ended December 31, 2014 included in Our Annual Report on Form 10-K for the year ended December 31, 2014.

(3)           As of December 31, 2014, each of the directors listed in the table above held options to purchase 10,000 shares of Common Stock at an exercise price of $4.30 per share, 5,000 of which were granted on April 29, 2013 and 5,000 of which were granted on September 11, 2014. Such options vest within three years following the date of grant.

(4)           During 2014, our directors received compensation for serving on our board in the amount of $54,975. Independent directors received $12,000 plus applicable taxes for each year of service as directors.

(5)            Independent directors receive $250 (or $100 if the director participates via telephone or video conference) for each meeting in excess of three meetings in any month and reimbursement of expenses.

Our independent directors who serve on our Board and any committees thereof received payment for participation at meetings of the Board and committees. Independent directors receive $12,000 plus applicable taxes for each year of service as a director. In addition, independent directors receive $250 (or $100 if the director participates via telephone or video conference) for each meeting in excess of three meetings in any month.

During 2014, each independent director received an annual grant of options to purchase 5,000 shares of our Common Stock pursuant to the 2012 Stock Incentive Plan at an exercise price of $4.30 per share. Each director is entitled to an additional 15,000 options to be issued in 3 installments of 5,000 options each year starting in 2013, 10,000 of which were granted in 2013 and 2014.

Other than as described above, we have no present formal plan for compensating our directors for their service in their capacity as directors. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board. The Board may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. Other than indicated above, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments during 2014.

EXECUTIVE OFFICERS

The following is a brief account of the education and business experience of Mr. Eyal Leibovitz, Ms. Tali Dinar and Mr. Shai Lustgarten. (Mr. Lucatz's background is described above under the caption “Principal Employment and Experience of Director Nominees”).

Name	Age	Position
David Lucatz	58	Chairman of the Board, Chief Executive Officer and President
Tali Dinar Shai Lustgarten	43 44	Chief Financial Officer of Micronet Former Executive VP of Business Development and Chief Executive Officer of Micronet
Eyal Leibovitz	54	Chief Financial Officer and Secretary

Tali Dinar
Ms. Dinar has served as our Chief Financial Officer since May 2010 and up to May 13, 2015 and is currently the Chief Financial Officer of Micronet Ltd. She has also served as the Chief Financial Officer of Enertec since November 2009 and the Chief Financial Officer of Micronet since November 2012. Since October 2009, Ms. Dinar has served as vice president, finance of DLC, where she serves as key advisor to the company’s management and is responsible for implementing internal controls driving major strategic financial issues. From 2007 until 2009, she served as chief controller of the Global Consortium on Security Transformation, a global homeland security organization. From 2002 until 2007, she was the chief controller of I.T.L. Optronics Ltd.  Ms. Dinar holds a B.A. in Accounting and Business Management from The College of Management Academic Studies and earned her CPA certificate in 1999.

Shai Lustgarten
Mr. Lustgarten has been the Chief Executive Officer of Micronet since July 2014 and was our Executive Vice President of Business Development  from November 2013 until July 2014. Mr. Lustgarten brings extensive and proven experience in similar positions with industrial global companies operating in international markets both in the defense and civil electronics fields and related industries. Prior to joining the Company, Mr. Lustgarten served from 2008 to 2013 as Vice President of Sales, Marketing & Chief Marketing Officer of TAT Technologies Group, a world leading supplier of electronic systems to the commercial and defense markets and prior to that for 2 years (2007-2008) as Director of Business Development of SGD Engineering Ltd, a provider of tailored defense & commercial aviation solutions. Between 2006-2007, Mr. Lustgarten served as Marketing & Business Development Director for Haargaz Group, a turnkey solution supplier for end users in the defense and communication private sector and as Chief Executive Officer of T.C.E. Aviation Ltd a CNC Manufacturing Facility and assemblies company between 2002-2006. Shai served as the assistant to the Military Attache at the Embassy of Israel in Washington D.C. from 1993 to 1997 and holds a B.Sc. of Business Management & Computer Science from the University of Maryland.

Eyal Leibovitz
Mr. Leibovitz has served as our Chief Financial Officer since July 12, 2015. Mr. Leibovitz brings extensive and proven experience in similar positions and served with global companies operating in international markets and related industries. Prior to joining the Company, Mr. Leibovitz served for 4 years (2011-2015) as Chief Financial Officer of N-trig Inc., a provider of touch and pen (electronic inking) solutions, and prior to that for 4 years (2007-2011) as Chief Financial Officer of Kamada Ltd., a biopharmaceutical company, currently traded on  NASDAQ (KMDA) and the Tel Aviv Stock Exchange and prior to that for 11 years (1996-2007) as International Controller at Harmonic (NASDAQ: HLIT) and Co-founder and Chief Financial Officer of New Media Communications (which was subsequently sold to Harmonic Inc.).  Mr. Leibovitz holds a B.A. in Business Administration from City University of New York.

There are no family relationships between any of the director nominees or executive officers named in this proxy statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our Common Stock, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during 2014, all filing requirements applicable to our officers, directors and ten percent beneficial owners were complied with.

REPORT OF THE AUDIT COMMITTEE

In the course of our oversight of the Company’s financial reporting process, we have: (1) reviewed and discussed with management the audited financial statements for Fiscal 2014; (2) discussed with the Independent Auditors the matters required to be discussed by Public Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees; (3) received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the standards of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence; (4) discussed with the independent registered public accounting firm its independence; and (5) considered whether the provision of nonaudit services by the independent registered public accounting firm is compatible with maintaining its independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the SEC.

By the Audit Committee of the Board of Directors of Micronet Enertec Technologies, Inc.
Jacob Berman, Chairman
Professor Chezy Ofir
Miki Balin

INFORMATION CONCERNING OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has retained Ziv Haft, a BDO Member Firm, as our independent registered public accounting firm for 2014. The Independent Auditors have performed the audit of our financial statements since inception. We do not expect to have a representative of the Independent Auditors attending the Meeting. The following table summarizes the fees the Independent Auditors billed for the last two fiscal years:

	Year ended December 31, 2014	Year ended December 31, 2013

Audit Fees	$100,000	$88,967

Audit-Related Fees	$47,420	-

Tax Fees	$27,203	$25,593

Total Fees	$174,623	$114,560

Audit Fees

Audit fees are for audit services for each of the years shown in this table, review of our quarterly financial results submitted on Form 10-Q, and performance of local statutory audits.

Audit-Related Fees

Audit-related fees relate to assurance and associated services that traditionally are performed by the independent auditor, including government approval, due diligence services and other services in connection with the acquisition of Beijer Electronics Inc.'s U.S.-based vehicle business operation, such as appraisal and valuation analysis.

Tax Fees

Tax fees are for professional services rendered by our auditors for tax advice on actual or contemplated transactions and in connection with government grants and incentives by the Office of the Chief Scientist of Israel's Ministry of Economy.

Pre-Approval Policies and Procedures

SEC rules require that before the Independent Auditors are engaged by us to render any auditing or permitted non-audit related service, the engagement be:

1.           pre-approved by our Audit Committee; or

2.          entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service, and such policies and procedures do not include delegation of the Audit Committee’s responsibilities to management.

Currently, the Audit Committee acts with respect to audit policy, choice of auditors, and approval of out of the ordinary financial transactions. The Audit Committee pre-approves all services provided by our Independent Auditors. All of the above services and fees were reviewed and approved by the Audit Committee before the services were rendered.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our policy is to enter into transactions with related parties on terms that are on the whole no less favorable to us than those that would be available from unaffiliated parties at arm’s length.  Based on our experience in the business sectors in which we operate and the terms of our transactions with unaffiliated third parties, we believe that all of the transactions described below met this policy standard at the time they occurred.

During 2014 and 2013 we paid Mr. Lucatz $697,065 and $403,199 respectively. Please see "Summary Compensation Table" on page 14 of this proxy statement for a description of the Consulting Agreement with Mr. Lucatz and DLC.

On July 12, 2011, the Company entered into a Note and Warrant Purchase Agreement with UTA Capital LLC (“UTA”), a Delaware limited liability company and the beneficial owner of 12.39% of our Common Stock (the “Purchase Agreement”, and as amended by that certain letter agreement dated as of August 16, 2011, and as further amended by that certain Second Amendment to Note and Warrant Purchase Agreement dated as of August 31, 2011 and that certain Third Amendment to Note and Warrant Purchase Agreement dated as of November 24, 2011 (the “Original Agreement”), pursuant to which UTA, agreed to provide financing to Micronet Enertec on a secured basis.

On March 8, 2013, UTA fully exercised certain warrants (the “UTA Warrants”), and the Company issued an aggregate of 726,746 shares of Common Stock to UTA upon such exercise, which represented approximately 18.3% of the Company’s outstanding Common Stock as of March 14, 2013. Of the UTA Warrants, warrants to purchase 476,113 shares of Common Stock, issued to UTA in September 2011, were exercised for the full amount of such shares at an aggregate exercise price of $476,000 based on an exercise price of $1.00 per share, which exercise price was paid by reducing the $480,000 liability the Company owed UTA for the amendments and releases described above. The remaining UTA Warrants to purchase 300,000 shares of Common Stock, issued to UTA in September 2012, were partially exercised for 250,633 shares through a cashless exercise method.
In May 2013, the Company repaid certain of its debt to UTA in the total amount of $1,185,000. In June 2013, the Company repaid additional amounts of its debt to UTA pursuant to a certain promissory note in a total amount of $282,000.

On January 10, 2015, the Company repaid all of its remaining debt to UTA in the amount of $1,000,000.

Except as described above, no director, executive officer, principal stockholder holding at least 5% of our Common Stock, or any family member thereof, had or will have any material interest, direct or indirect, in any transaction, or proposed transaction, during 2014 or 2013 in which the amount involved in the transaction exceeded or exceeds $120,000.

STOCKHOLDER PROPOSALS

We intend to mail this proxy statement, the accompanying proxy card and the 2014 annual report on or about September 15, 2015 to all stockholders of record that are entitled to vote. Stockholders who wish to submit proposals for inclusion in our proxy statement and form of proxy relating to our next annual meeting of stockholders must advise our Secretary of such proposals in writing by May 17, 2016.

Stockholders who wish to present a proposal at our next annual meeting of stockholders without inclusion of such proposal in our proxy materials must advise our Secretary of such proposals in writing by June 30, 2016.

If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares they represent, as the Board may recommend.  We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of September 10, 2015 with respect to the beneficial ownership of the outstanding Common Stock held by (i) each person known by us to be the beneficial owner of more than 5% of our Common Stock; (ii) our current directors who are also our director nominees; (iii) each of our named executive officers; and (v) our executive officers and current directors as a group. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Unless otherwise indicated, the address for each of the below persons is c/o Micronet Enertec Technologies, Inc., 27 Hametzuda St., Azur 58001 Israel.

Name	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (1)
5% Stockholders
D.L. Capital Ltd.(2)	2,597,200	42.85%
UTA Capital LLC(3)	726,746	11.99%
Meidan(4)	600,000	9.90%
Directors and Named Executive Officers
David Lucatz(2)(5)	2,680,533	44.23%
Tali Dinar(5)	26,667	0.44%
Shai Lustgarten(5)	53,333	0.88%
Chezy Ofir(5)	1,667	0.03%
Jeffrey Bialos(5)	1,667	0.03%
Jacob Berman(5)	1,667	0.03%
Miki Balin(5)	1,677	0.03%

Directors and Executive Officers as a group (7 persons) (6)	2,767,201	45.73%

(1)
Applicable percentage ownership is based on 5,865,221 shares of Common Stock outstanding as of September 9, 2015, together with securities exercisable or convertible into shares of Common Stock within 60 days of September 9, 2015 for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock that are currently exercisable or exercisable within 60 days of September 9, 2015 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Mr. Lucatz, by virtue of being the controlling shareholder of DLC as well as the Chief Executive Officer and Chairman of the board of directors of DLC, may be deemed to beneficially own the 2,597,200 shares of our Common Stock held by DLC.

(3)
According to information contained in Schedule 13G/A filed jointly on February 18, 2014 with the SEC and a Form 4 filed jointly on November 12, 2014 with the SEC by (1) UTA Capital LLC; (2) the members or beneficial owners of membership interests in UTA, which include (a) YZT Management LLC, a New Jersey limited liability company and the managing member of UTA, and (b) Alleghany Capital Corporation, a Delaware corporation and a member of UTA; (3) Alleghany Corporation, a publicly-traded Delaware corporation of which Alleghany Capital Corporation is a wholly-owned subsidiary; and (iv) Udi Toledano, the managing member of YZT Management LLC. Based on those filings and information subsequently available to us, as of September 9, 2015, UTA held sole voting and dispositive power with respect to such shares. YZT Management LLC, Alleghany Capital Corporation, Alleghany Corporation, and Udi Toledano have shared voting and dispositive power with respect to such shares by virtue of their relationships with UTA. UTA’s principal business address is 100 Executive Drive, Suite 330, West Orange, New Jersey.

(4)
According to information contained in a Schedule 13G/A filed on May 9, 2013 with the SEC. Based on this filing and information subsequently available to us, as of March 30, 2015, Meidan held sole voting and dispositive power with respect to such shares. Meidan's principal business address is 38A Lansell Road, Toorak, Australia VIC 3142.

(5)	Consists of Common Stock issuable upon the exercise of outstanding stock options.

(6)	Includes 2,767,201 shares of Common Stock issuable upon the exercise of stock options beneficially owned by the referenced persons.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household.  We will promptly deliver a separate copy of either document to you if you call or write us at the address shown on the first page of this proxy statement. If you want to receive separate copies of the annual report and any proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the address shown on the first page of this proxy statement or by phone at 011-972-3-5335126.

OTHER MATTERS

As of the date of this proxy statement, our management knows of no matter not specifically described above as to any action which is expected to be taken at the Meeting. The persons named in the enclosed proxy, or their substitutes, will vote the proxies, insofar as the same are not limited to the contrary, in their best judgment, with regard to such other matters and the transaction of such other business as may properly be brought at the Meeting.

IF YOU HAVE NOT VOTED BY INTERNET, PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE.  A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors

/s/ David Lucatz

David Lucatz
Chairman, President and Chief Executive Officer

Tel Aviv, Israel
September 10, 2015

Exhibit A

MICRONET ENERTEC TECHNOLOGIES, INC.

2012 STOCK INCENTIVE PLAN

A PLAN UNDER SECTION 102 OF THE ISRAELI INCOME TAX ORDINANCE AND

THE UNITED STATES INTERNAL REVENUE CODE OF 1986

1.              NAME AND PURPOSE OF THE PLAN

1.1           This plan, as amended from time to time, shall be known as the Micronet Enertec Technologies, Inc. 2012 Stock Incentive Plan (the “2012 Plan” or the “Plan”).

1.2           The Plan is intended as an incentive to retain in the employ of, and as directors, consultants and advisors to Lapis Technologies, Inc., a Delaware corporation (the “Company”), and its subsidiaries (including any “employing company” under Section 102(a) of the Ordinance (as hereinafter defined) and any “subsidiary” within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), collectively, the “Subsidiaries”), persons of training, experience and ability, to attract new employees, directors, consultants and advisors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries, by granting to such persons options (the “Options”) to purchase shares of the Company’s common stock, $0.001 par value per share (the “Stock”, and the grant of Options to purchase shares of Stock, the “Award”).

1.3           Options granted under this Plan to Israeli residents shall be granted pursuant to the Israeli Income Tax Ordinance (New Version), 1961, as amended, including the Law Amending the Income Tax Ordinance (Number 132), 2002 (the “Ordinance”)  and any regulations, rules or orders or procedures promulgated thereunder (the “Rules”).

1.4           The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act.  Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended and to comply with Code Sections 409A and 422.  In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.              ADMINISTRATION OF THE PLAN.

2.1           The Board of Directors of the Company (the “Board”) may appoint and maintain as administrator of the Plan a Committee (the “Committee”) consisting of two or more directors who are, to the extent required under applicable law, “Non-Employee Directors” (as such term is defined in Rule 16b-3 of the Exchange Act) and “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board.  If the Committee is appointed, the Committee, subject to Sections 4 and 8 hereof, shall have full power and authority to designate recipients of Options, to determine the terms and conditions of respective Option agreements (which need not be identical) (the “Option Agreements”), including the vesting schedule of the Options, which may be performance based (the “Vesting Schedule”) to interpret the provisions and supervise the administration of the Plan, to accelerate the right to exercise, in whole or in part, any previously granted Option, to grant new options in exchange for existing Options (subject to Section 15 and to the extent that such exchange does not cause the Options to be subject to Code Section 409A) to determine whether an Award has been earned (if performance requirements must be satisfied) and to make technical amendments to the Plan including amendments required under the Code.  The Committee may also amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without the Optionee’s consent.

2.2           Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options.

2.3           Subject to the Company’s certificate of incorporation, as amended, and bylaws, as amended, the act or determination of a majority of the members of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if such decision had been made by the Committee at a meeting duly called and held.  Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

2.4           The Committee may delegate to one or more executive officers of the Company the authority to grant an Award under the Plan to persons eligible to receive such Awards other than an officer or director of the Company or any other person whose transactions in the Company’s Stock are subject to Section 16 of the Exchange Act (an “Insider”).

2.5           In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of Options or Stock as hereinafter defined does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be  administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that options granted to the Company’s principal executive officer or to any of the Company’s other three most highly compensated officers (other than the principal executive officer and the principal financial officer) that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3.              SCOPE OF THE PLAN.

3.1           Subject to the terms of Section 3.3 hereof, the total number of shares of Stock reserved and available for grant and issuance pursuant to this Plan will be 1,000,000, all of which can be Incentive Options.  In addition, if shares of Stock are subject to an Award that terminates without such shares of Stock being issued, then such shares of Stock will again be available for grant and issuance under this Plan.  Should any Option expire or be canceled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of an Option be reduced for any reason, the shares of Stock theretofore subject to such Option may be subject to future Options under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

3.2           The Company will, at all times, reserve and keep available the number of shares of Stock necessary to satisfy the requirements of all Awards then outstanding under this Plan.  The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose.  Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan.

3.3           In the event of any merger, reorganization, consolidation, recapitalization, stock  dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained as immediately before the occurrence of such event. The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code (in the case of grantees potentially subject to Section 409A of the Code).

4.              ELIGIBILITY.

4.1           The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) shall include employees, officers and directors of, and, subject to their meeting the eligibility requirements to participate in an “employee benefit plan” as defined in Rule 405 promulgated under the Securities Act (as defined below), consultants and advisors to, the Company or any Subsidiary.

4.2           In selecting Optionees, and in determining the number of shares to be covered by each Option granted to Optionees, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by the Optionee or the Optionee’s relationship to the Company, the Optionee’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Optionee’s length of service, promotions and potential.  An Optionee who has been granted an Option hereunder may be granted an additional Option or Options, if the Committee shall so determine.

5.              OPTIONS GRANTED UNDER THE ORDINANCE.

5.1           Options granted under Section 102 of the Ordinance (“102 Options”) may be granted only to Israeli employees and Office Holders excluding any “Controlling Holders” as such term is defined in the Ordinance.  Options granted under Section 3(i) of the Ordinance (“3(i) Options”) may be granted only to consultants and to any Israeli employees or Office Holders who are Controlling Holders.

5.2           102 Options shall be either (a) capital gains track options under Section 102(b)(2), in which income resulting from the sale of Stock underlying the Options is taxed as capital gain (“Capital Gains Options”), (b) ordinary income track options under Section 102(b)(1), in which income resulting from the sale of Stock underlying the Options is taxed as ordinary income (“Ordinary Income Options” and, together with the Capital Gains Options, the “Approved 102 Options”) or (c) options granted pursuant to Section 102(c) (“Unapproved  102 Options”).

5.3           The Company’s election of the type of Approved 102 Options as Capital Gains Options or Ordinary Income Options granted to Optionees (the “Election”), shall be appropriately filed with the Israeli Tax Authorities (the “ITA”) before the date of  grant of an Approved 102 Option.  Such Election shall become effective beginning the first grant of an Approved 102 Option under this Plan and shall remain in effect until the end of the year following the year during which the Company first granted Approved 102 Options.  The Election shall obligate the Company to grant only the type of Approved 102 Option it has elected, and shall apply to all Optionees who were granted Approved 102 Options during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance.  For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 Options during such period.

5.4           Without derogating from anything to the contrary contained herein, solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the date of grant of Approved 102 Options the Company’s shares are listed on any established stock exchange or a national market system or if the Company’s shares will be registered for trading within ninety (90) days following such date of grant, the value of a share of Stock at such date of grant shall be determined in accordance with the average value of the Company’s shares of Stock on the thirty (30) trading days immediately preceding the date of grant or on the thirty (30) trading days immediately following the date of registration for trading, as the case may be.

5.5           With respect to Unapproved 102 Option, if the Optionee ceases to be employed by the Company or any Subsidiary, the Optionee shall extend to the Company and/or its Subsidiary a security or guarantee for the payment of tax due at the time of sale of shares of Stock, all in accordance with the provisions of Section 102 and the Rules.

5.6           Trustee.  All Approved 102 Options must be held by a person appointed by the Company to serve as a trustee and approved by the ITA in accordance with the provisions of Section 102(a) of the Ordinance (the “Trustee”) in accordance with the following:

5.6.1        Approved 102 Options which shall be granted under the Plan and/or any shares of Stock allocated or issued upon exercise of such Approved 102 Options and/or other shares of Stock received subsequently following any realization of rights, including without limitation, bonus shares, shall be allocated or issued to the Trustee and held for the benefit of the Optionees for such period of time as required by Section 102 or the Rules (the “Holding Period”).  In the case the requirements for Approved 102 Options are not met, the Approved 102 Options may be treated as Unapproved 102 Options, all in accordance with the provisions of Section 102 and the Rules.

5.6.2         Notwithstanding anything to the contrary, the Trustee shall not release any shares of Stock allocated or issued upon exercise of Approved 102 Options prior to the full payment of the Optionee’s tax liabilities arising from Approved 102 Options which were granted to him and/or any shares of Stock allocated or issued upon exercise of such Options.

5.6.3         With respect to any Approved 102 Option, subject to the provisions of Section 102 and the Rules, an Optionee shall not sell or release from trust any shares of Stock received upon the exercise of an Approved 102 Option and/or any shares of Stock received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102 of the Ordinance.  Notwithstanding the above, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 of the Ordinance and under the Rules shall apply to, and shall be borne by, such Optionee.

5.6.4         Upon receipt of an Approved 102 Option, the Optionee will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and executed in good faith in relation with the Plan or any Approved 102 Option or shares of Stock granted to him thereunder.

5.7           The grant of Approved 102 Options shall be conditioned upon the approval of this Plan by the Israeli Tax Authorities.  In addition, the provisions of the Plan and/or the Option Agreement shall be subject to the provisions of the Ordinance and the Tax Assessing Officer’s permit, and the said provisions and permit shall be deemed an integral part of the Plan and of the Option Agreement.  Any provision of the Ordinance and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to the Ordinance, which is not expressly specified in the Plan or the Option Agreement, shall be considered binding upon the Company and the Optionees.

5.8           The Committee shall have the authority, without limitation, to determine which method, the capital gain method or the work income method or any other method available under Section 102 of the Ordinance, shall be adopted for the purposes of the Plan and to appoint a Trustee, if the Committee deems it advisable or necessary.

6.              OPTIONS GRANTED UNDER THE CODE.

6.1           Options granted to employees of the Company or of one of its Subsidiaries (under Code Section 424(f)), who are not residents of the State of Israel, shall either constitute incentive stock options within the meaning of Section 422 of the Code (“Incentive Options”), while certain other Options granted pursuant to the Plan shall be nonqualified stock options (“Nonqualified Options”).

6.2           Subject to meeting all applicable requirements, the Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options.

6.3           The maximum number of shares of Stock that may be subject to Incentive Options or Nonqualified Options granted under the Plan to any individual in any calendar year shall not exceed 100,000 shares (subject to adjustment pursuant to Section 3.3 hereof), and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code; provided, however, that new employees of the Company or of any Subsidiary (including new employees who are also officers and directors of the Company or any Subsidiary), will be eligible to receive Options to purchase up to a maximum of 200,000 of the Company’s Stock in the calendar year in which they commence their employment.

6.4           The aggregate Fair Market Value (as hereinafter defined), determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock  option plans of the Company or any Subsidiary) shall not exceed $100,000.

6.5           Optionees shall be required as a condition of the exercise to furnish to the Company any income or payroll (employment) tax required to be withheld.  In the case of an Incentive Option, if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to him upon exercise of an Incentive Option granted under the Plan within the two-year period commencing on the day after the date of the grant of such Incentive Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise  of  such Incentive Option, he shall, within 10 days after such disposition, notify the Company thereof.

7.             OTHER AWARDS.  All other types of Awards not referenced in Sections 5 and 6 may be granted to any employee, officer, director or consultant of the Company or any Parent or Subsidiary; provided that with respect to any consultant, however, that such consultant is a natural person and the Award is in full or partial compensation for bona fide services unconnected with any offer and sale of securities in a capital-raising transaction.

8.             TERMS AND CONDITIONS OF OPTIONS.  Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

8.1           OPTION PRICE.  The exercise price of each share of Stock purchasable under the Options shall be determined by the Committee at the time of grant, subject to the conditions set forth in the immediately following sentence.  The exercise price of each share of Stock purchasable under an Incentive Option shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such share of Stock on the trading day immediately preceding the date the Incentive Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the exercise price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the trading day immediately preceding the date of grant. The exercise price of each share of Stock purchasable under any Option other than an Incentive Stock Option shall not be less than 100% of the Fair Market Value of such share of Stock on the trading day immediately preceding the date the Option is granted; provided, however, and notwithstanding any future amendment to the minimum exercise price of a Nonqualified Option, that if an option granted to the Company’s principal executive officer or to any of the Company’s other three most highly compensated officers (other than the principal executive officer and the principal financial officer) is intended to qualify as performance-based compensation under Section 162(m) of the Code, the exercise price of such Option shall not be less than 100% of the Fair  Market  Value of such share of Stock on the trading day immediately preceding the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 3.3 herein.  Notwithstanding anything to the contrary contained herein, in no event shall the exercise price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

“Fair Market Value” means the closing  price of publicly  traded  shares of Stock on the principal securities exchange, including the Nasdaq Stock Market, on which shares of Stock are listed (if the shares of Stock are so listed), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.

8.2           OPTION TERM.  The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

8.3           EXERCISABILITY.  Subject to Section 6.4 hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant.

8.4           METHOD OF EXERCISE.  Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the exercise price, in cash, or by check or such other instrument as may be acceptable to the Committee.  As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised) which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value on the date of exercise equal to the exercise price of the Option, or (iii) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee has (i) given written notice of exercise and has paid in full for such shares and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

8.5            NON-TRANSFERABILITY OF OPTIONS AND SHARES OF STOCK UNDERLYING OPTIONS.

8.5.1        Except as provided in Section 8.5.3 hereof, during the lifetime of an Optionee, only the Optionee (or, in the event of legal incapacity or incompetence, the Optionee’s guardian or legal representative) may exercise an Option.  Except as provided in Section 8.5.3 hereof, no Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution except pursuant to a domestic relations order.

8.5.2        With respect to Approved 102 Options, as long as Options and/or shares of Stock are held by the Trustee on behalf of the Optionee, all rights of the Optionee over the Options and the shares of Stock are personal, and cannot be transferred, assigned, pledged or mortgaged, other than by will or pursuant to the laws of descent and distribution.

8.5.3        An Optionee may transfer by gift all or part of an Option that is not an  Incentive Option to any “family member” (as that term is defined under Rule 701(c)(3) of the Securities Act, as amended or any successor provision of law); provided, that (x) there shall be no consideration for any such transfer and (y) subsequent transfers of transferred Options shall be prohibited except those made in accordance with this Section 8.5.3 or by will or the laws of descent and distribution or pursuant to a domestic relations order and otherwise in compliance with applicable U.S. federal and state and foreign securities laws. Following any permitted transfer hereunder, any transferred Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer, provided that for purposes of this Section 8.5.3 the term “Optionee” shall be deemed to refer to the transferee and the transferee shall agree to be bound by the terms and conditions of the Options and this Plan.  The events of termination of the employment or other relationship of Section 8.9 hereof shall continue to be applied with respect to the original Optionee, following which the Option shall be exercisable by the transferee only to the extent and for the periods specified in Section 8.6, 8.7, 8.8, or 8.9 hereof.

8.6           TERMINATION BY REASON OF DEATH.  Unless otherwise determined by the Committee at grant, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Options granted to such Employee may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year after the date of such death or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

8.7           TERMINATION BY REASON OF DISABILITY.  Unless otherwise determined by the Committee at grant, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of permanent and total disability within the meaning of Code Section 22(e)(3) (“Disability”), any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 30 days after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter;  provided, however, that, if the Optionee dies within such 30-day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such  death or for the stated  term of such Option, whichever period is shorter.

8.8           TERMINATION BY REASON OF RETIREMENT.  Unless otherwise determined by the Committee at grant, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 90 days after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such 90-day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year  after  the date of such death or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph, “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan exists, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan exists, age 55.

8.9           OTHER TERMINATION.  Unless otherwise determined by the Committee at grant, if any Optionee’s employment with or service to the Company or any Subsidiary terminates for any reason other than death, Disability or Normal or Early Retirement, the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of 90 days after the date of termination or the balance of such Option’s term if the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without cause (the determination as to whether termination was for cause to be made by the Committee). The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.  The sale or other disposition of a Subsidiary will be considered a termination of employment even if the Optionee continues to be employed by the Subsidiary.

8.10         OPTION AGREEMENT.  Each Option granted pursuant to the Plan, shall be evidenced by a written Option Agreement between the Company and the Optionee, in such form as the Committee shall from time to time approve.  Each Option Agreement shall state, among other matters, the number of shares of Stock to which the Option relates, the type of Option granted thereunder (whether a Capital Gains Option, Ordinary Income Option, Unapproved 102 Option, 3(i) Option, Incentive Option or Nonqualified Option), the Vesting Dates, the exercise price per share, the expiration date and such other terms and conditions as the Committee in its discretion may prescribe, provided that they are consistent with this Plan.

9.              CHANGE IN CONTROL.

9.1           Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion.  In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each Outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares upon to such Change in Control over the exercise price per share of such Option;  such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

9.2           For purposes of the Plan, a Change in Control shall be deemed to have occurred if:

9.2.1        a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the  outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the commencement of such offer), any employee  benefit plan of the Company or its Subsidiaries, and their affiliates;

9.2.2        the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

9.2.3        the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

9.2.4        a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

9.3           For purposes of this Section 9, ownership of voting securities shall take into account and shall  include  ownership as  determined  by applying the provisions  of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act.  In addition, for such  purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

9.4           The Committee may determine, at its sole discretion, that the terms of Options granted pursuant to the Plan shall provide for additional benefits to be granted to the Optionee in the event of a Change in Control.  Any such additional benefits will not be subject to any tax benefits granted to Optionees in connection with the Award and will be taxed pursuant to the provisions of the Ordinance and the Code, as applicable.

10.            EFFECTIVE DATE OF PLAN; TERM OF PLAN.  The Plan shall be effective on November 26, 2012; provided, however, that the Plan shall subsequently be approved by majority vote of the Company’s stockholders generally entitled to vote at a meeting of stockholders not later than November 25, 2013.  No Option shall be granted pursuant to the Plan on or after November 26, 2022, but Options theretofore granted may extend beyond that date.

11.            PURCHASE FOR INVESTMENT.  Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that he is acquiring the shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

12.            TAXES.

12.1         Any tax consequences arising from the grant or exercise of any Option, from the payment for Stock covered thereby or from any other event or act (of the Company and/or its Subsidiaries, the Trustee or the Optionee), hereunder, shall be borne solely by the Optionee.  The Company and/or its Subsidiaries and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source.  Furthermore, the Optionee shall agree to indemnify the Company and/or its Subsidiaries and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

12.2         The Company and/or, when applicable, the Trustee shall not be required to release any Stock certificate to an Optionee until all required payments have been fully made.

12.3         To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any tax withholding obligation relating to the exercise or acquisition of tocks under an Option by any of the following  means (in addition to the Company’s right to withhold from any compensation paid to the Optionee by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) subject to the Committee’s approval on the payment date, authorizing the Company to withhold Shares from the Shares otherwise issuable to the Optionee as a result of the exercise or acquisition of Shares under the Option in an amount not to exceed the minimum amount of tax required to be withheld by law; or (iii) subject to Committee approval on the payment date, delivering to the Company owned and unencumbered Shares; provided that Shares acquired on exercise of Options have been held for at least 6 months from the date of exercise.

12.4         The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options granted under the Plan with respect to the withholding of any taxes (including capital gains, income or employment taxes) or any other tax matters.

13.           PUBLIC OFFERING.  As a condition of Participation in this Plan, each Optionee shall be obligated to cooperate with the Company and the underwriters in connection with any public offering of the Company’s securities and any transactions relating to a public offering, and shall execute and deliver any agreements and documents, including without limitation, a lock-up agreement, that may be requested by the Company or the underwriters.  The Optionees’ obligations under this Section 13 shall apply to any Stock issued under the Plan as well as to any and all other securities of the Company or its successor for which Stock may be exchanged or into which Stock may be converted.

14.            AMENDMENT AND TERMINATION.

14.1         The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Optionee under any Option theretofore granted without the Optionee’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

14.1.1      materially increase the number of shares that may be issued under the Plan, except as is provided in Section 3.3;

14.1.2      materially increase the benefits accruing to the Optionees under the Plan;

14.1.3      materially modify the requirements as to eligibility for participation in the Plan;

14.1.4      decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof; or

14.1.5      extend the term of any Option beyond that provided for in Section 8.2.

14.2         The Committee may subject to Section 15 substitute new Options for previously granted Options, including options granted under other plans applicable to the participant and previously granted Options having higher option prices, upon such terms as the Committee may deem appropriate.

The Committee may also terminate the Plan.

14.3         It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code, the Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Committee shall exercise its discretion in granting Awards hereunder (and the terms of such Awards), accordingly.  The Plan and any grant of an Award hereunder may be amended from time to time (without, in the case of an Award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

15.            RE-PRICING OF OPTIONS; REPLACEMENT OPTIONS.  The Company shall not re-price any Options or issue any replacement Options unless the Option re-pricing or Option replacement shall have been approved by the holders of a majority of the outstanding shares of the voting stock of the Company generally entitled to vote at a meeting of stockholders.

16.            GOVERNMENT REGULATIONS.

16.1         The Plan, and the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

17.            GENERAL PROVISIONS.

17.1        CERTIFICATES.  All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

17.2         EMPLOYMENT MATTERS.  The adoption of the Plan shall not confer upon any Optionee of the Company or any Subsidiary any right to continued employment or, in the case of an Optionee who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

17.3         LIMITATION OF LIABILITY.  No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.  Such indemnification shall be in addition to any rights of indemnification such person may have as a director or otherwise under the Company’s incorporation documents, any agreement, any vote of shareholders  or disinterested directors, insurance policy or otherwise.

17.4         REGISTRATION OF STOCK.  Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States.  The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine.  If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.

18.           GOVERNING LAW; JURISDICTION.  The Plan shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws, subject to the terms of Section 1.4 hereof.  The competent courts of Tel-Aviv, Israel shall have sole jurisdiction in any matters pertaining to the Plan.

MICRONET ENERTEC TECHNOLOGIES, INC.

ANNUAL MEETING OF STOCKHOLDERS

October 26, 2015

PROXY CARD

THE FOLLOWING PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MICRONET ENERTEC TECHNOLOGIES, INC.

The undersigned stockholder of Micronet Enertec Technologies, Inc. (the "Company") hereby appoints David Lucatz and Eyal Leibovitz, or any of them, as proxy and attorney of the undersigned, for and in the name(s) of the undersigned, to attend the annual meeting of stockholders of the Company (the "Stockholders Meeting") to be held at the Company's offices at 27 Hametzuda St., Azur, Israel 58001 on Monday, October 26, 2015, at 5:00 p.m. local time, and any adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the Stockholders Meeting with all powers possessed by the undersigned if personally present at the Stockholders Meeting, including, without limitation, to vote and act in accordance with the instructions set forth below. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and revokes any proxy heretofore given with respect to such meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED BELOW. IF THIS PROXY CARD IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO ANY PROPOSAL SPECIFIED HEREIN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH NOMINEE IN PROPOSAL NO. 1, "FOR" PROPOSAL NO. 2, AND "FOR" PROPOSAL NO. 3.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

MICRONET ENERTEC TECHNOLOGIES, INC.

October 26, 2015

If you have not voted by internet, please sign, date and mail your proxy card in the envelope provided as soon as possible.

Ü Please detach along perforated line and mail in the envelope provided. Ü

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1,
"FOR" PROPOSAL 2, AND "FOR" PROPOSAL 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Stockholders Meeting.		1.	Proposal No. 1 – To elect five directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified:
		☐	FOR ALL NOMINEES

David Lucatz
Chezy Ofir
Jeffrey P. Bialos
Jacob Berman
Miki Balin

		☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

		☐	FOR ALL NOMINEES

		2.	Proposal No. 2 – To amend the Company’s 2012 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder from 750,000 to 1,000,000.	FOR ☐	AGAINST ☐	ABSTAIN ☐

		3.	Proposal No. 3 – To ratify the selection of Ziv Haft, a BDO Member firm, as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2015.	FOR ☐	AGAINST ☐	ABSTAIN ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐		MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.